Exhibit 99.1
Ellington Financial Declares Common and Preferred Dividends

OLD GREENWICH, Conn., March 7, 2023—Ellington Financial Inc. (NYSE: EFC) (the "Company") today announced that its Board of Directors has declared the following: (i) a monthly dividend of $0.15 per share of common stock, payable on April 25, 2023 to stockholders of record as of March 31, 2023; (ii) a quarterly dividend of $0.421875 per share on the Company's 6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock ("Series A preferred stockholders"), payable on May 1, 2023 to Series A preferred stockholders of record as of March 31, 2023; (iii) a quarterly dividend of $0.390625 per share on the Company's 6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock ("Series B preferred stockholders"), payable on May 1, 2023 to Series B preferred stockholders of record as of March 31, 2023; and (iv) a quarterly dividend of $0.50313 per share on the Company's 8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock ("Series C preferred stockholders"), payable on May 1, 2023 to Series C preferred stockholders of record as of March 31, 2023.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. The Company's actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this press release include statements regarding the Company's payment of dividends. The Company's results can fluctuate from month to month and from quarter to quarter depending on a variety of factors, some of which are beyond the Company's control and/or are difficult to predict, including, without limitation, changes in interest rates and the market value of the Company's investments, changes in mortgage default rates and prepayment rates, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, the Company's ability to maintain its qualification as a real estate investment trust, or "REIT," and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K, which can be accessed through the Company's website at www.ellingtonfinancial.com or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
About Ellington Financial
Ellington Financial invests in a diverse array of financial assets, including residential and commercial mortgage loans, reverse mortgage loans, residential and commercial mortgage-backed securities, consumer loans and asset-backed securities backed by consumer loans, collateralized loan obligations, non-mortgage and mortgage-related derivatives, debt and equity investments in loan origination companies, and other strategic investments. Ellington Financial is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.